May 28, 1998






Dear Shareholder:

We are pleased to present your Bailard, Biehl & Kaiser Diversa Fund semi-annual shareholders' report for the six months ended March 31, 1998. In this report, we will review the Diversa Fund's recent performance, its investment strategy and our market outlook, with particular emphasis on the question of how much longer the unusually robust returns in the U.S. stock market can continue.

Market Review and Performance Update

The six months ended March 31, 1998 were a volatile period for investors. During the first half of the period (the three months ended December 31, 1997), the Asian currency crisis roiled the world's investment markets, depressing global equity returns. When all the dust had settled, U.S. stocks barely managed to end the quarter on a positive note, while international stocks as measured by the MSCI-EAFE (Morgan Stanley Capital International Europe, Australia and Far East) Index declined about 8%.(1)

All of this changed during the first quarter of 1998. Bail-out packages for some of the most troubled Asian markets helped stabilize those financial markets, setting the stage for an impressive surge in both U.S. and international stocks. The S&P 500 U.S. stock index, for example, returned 14.0%(1) during the quarter. U.S. equities benefited from good news of strong growth, low inflation, low unemployment, a Federal budget surplus and a strong dollar. Overseas, international stocks as measured by the MSCI-EAFE Index gained 14.7%(1), as continued progress toward European Monetary Union helped fuel a rally in European stocks. Even the global bond markets were stable to slightly up during the quarter.

The Bailard, Biehl & Kaiser Diversa Fund reflected these market conditions, returning 0.1%(2) for the quarter ended December 31, 1997 and 9.2%(2) for the quarter ended March 31, 1998, for a gain of 9.3%(2) for the entire six-month period. We are very pleased with these investment results. The Fund's diversification helped limit its downside risk during the fourth quarter of 1997, while its significant weighting in U.S. and international stocks allowed it to participate in the markets' gains during the first quarter of 1998. Since last May, the Fund has been pursuing a strategy of holding S&P 500 put options to hedge against the risk of a correction in the U.S. stock market. This "insurance" proved to be unnecessary during the first quarter of 1998, but allowed the Fund to have a heavier weighting in U.S. stocks than would otherwise be the case. We should also note that the Fund's U.S. stock portfolio outperformed the S&P 500 index during the first quarter of 1998 after lagging that index for most of 1997.

The Bailard, Biehl & Kaiser Diversa Fund also advanced a handsome 24.2%(2) for the year ended March 31, 1998. This performance was driven by the extraordinarily high results achieved by the U.S. stock market over the same time period - the S&P 500 Index, for example, returned 48.0%(1) during those twelve months. A key question is, how much longer can we expect the U.S. stock market to produce such spectacular gains?

Market Outlook

One factor fueling the extraordinary performance of the U.S. stock market has been the unusually good state of the American economy, which is now in its seventh year of expansion. Looking forward, we do not expect these ideal economic conditions to continue. On balance, it is most likely that U.S. economic growth will slow due to a drag on trade from the Asian crisis. However, if the Asian drag fails to develop, growth could surprise on the upside, setting the stage for the Fed to raise interest rates in an effort to keep inflation in check. And, although it is too soon to suggest this will happen, there is a possibility that further upheaval in Asia could lead to recession here in the United States given that the current economic expansion is already getting long in the tooth.

Regardless of what happens to the U.S. economy, we believe the odds of a U.S. stock market correction are increasing. U.S. equities are overvalued by almost any measure used. The rationalizations used to justify today's valuation levels sound amazingly like those used during previous speculative periods. If the economy slows as we expect, disappointing corporate earnings will probably be the catalyst for a stock market correction. Should the economy fail to decelerate, the Fed will likely tighten, and rising interest rates will most likely be the wake up call for investors. Additional shocks from Asia or a more severe economic slowdown would also undermine investor confidence. Nevertheless, we recognize that, since overvalued markets can remain overvalued for significant periods of time, it is important to maintain a presence in U.S. stocks.

Although international stocks are more attractively valued than U.S. stocks, we remain neutral in our outlook to this asset area due to concerns about the on-going impact of the Asian crisis, the continuing strength of the U.S. dollar and the possible impact of a U.S. stock market correction on global equity returns. U.S. bonds would benefit slightly from slower economic growth but would be hurt by an increase in U.S. interest rates should continued strong economic growth force the Fed to tighten. International bonds are overvalued relative to U.S. bonds and the underlying inflation rate. They are also vulnerable to further strength in the U.S. dollar.

Investment Strategy

Given our belief that the U.S. stock market is in overvalued territory and increasingly vulnerable to a correction, we have reduced our target weighting for U.S. stocks to 35%. We continue to maintain a neutral weighting in international stocks and U.S. bonds and an underweight position in international bonds, relative to our long-term norms for these asset classes. The current asset allocation targets of the Diversa Fund are 18% cash equivalents, 25% U.S. bonds, 35% U.S. stocks, 7% international bonds and 15% international stocks.

    International     International
       Stocks             Bonds         Cash      U.S. Stocks      U.S. Bonds
       ------             -----         ----      -----------      ----------
        15%                7%            18%          35%              25%



These are the investment targets for the Bailard, Biehl & Kaiser Diversa Fund as of May 15, 1998. The Fund's actual asset allocations may fluctuate from time to time above or below these targets.

Please note that our use of S&P 500 put options reduces our effective U.S. equity exposure from the 49% level shown in the Schedule of Investments dated March 31, 1998, to about 35% of the total portfolio.

Closing Comments

Despite the volatility caused by the Asian crisis during the fourth quarter of 1997, investors have enjoyed unusually good returns in recent years due in large part to the extraordinary performance record compiled by the U.S. stock market. It is not reasonable to expect such robust returns to continue indefinitely. Although no one can predict the timing or magnitude of a U.S. stock market correction, the odds of such a correction are increasing. In such an environment, it is critical for investors to be diversified across many different asset classes to reduce their portfolio risk. We believe that the Diversa Fund offers the important diversification that will allow its investors to weather the troubled waters that may lie ahead.

Please feel free to contact one of our client service counselors at 800-882-8383 if you have any questions or would like to discuss the Fund in greater detail. We continue to appreciate your confidence and support.

Sincerely,




/s/ Thomas E. Bailard                       /s/ Burnie E. Sparks, Jr., CFA
Thomas E. Bailard                           Burnie E. Sparks, Jr., CFA
Chairman                                    President


(1) The performance data quoted represents past performance and is no indication of future results.

(2) Average annual total returns for investment periods ended March 31, 1998: 3 months: 9.24%; 6 months: 9.32%; 12 months: 24.15%; 5 years: 11.06% annualized;
10 years: 8.80% annualized. As required by the Securities and Exchange Commission, these figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Diversa Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 1998
(Unaudited)

                                           Par
                                          Value       Value                                                     Shares        Value
Domestic Securities (73.4%)                                       Finance-Continued
                                                                  *    National Mercantile Bancorp
Domestic Fixed Income  (24.2%)                                              Warrants Exp. 06/02/99                1,434   $        0
                                                                  *    Ocwen Financial Corporation               11,000      305,250
Corporate Bonds                                                        PMI Group Inc.                             3,700      298,775
   BankBoston                                                          Reliastar Financial Corp.                  6,400      294,042
          6.375%  03-25-08              $  450,000  $  444,602         Washington Mutual Inc.                     8,600      616,781
   Citicorp                                                                                                               ----------
          7.200%  06-15-07                 600,000     628,438    Total Finance                                            2,872,886
   GTE North Incorporated                                                                                                 ----------
          6.375%  02-15-10                 675,000     676,974    Health Care (5.4%)
   Key Bank USA Mountain                                               American Home Products Corp.               8,600      820,225
          7.550%  09-15-06                 250,000     265,838    *    ATL Ultrasound Inc.                        6,600      335,775
   United States Treasury Bonds                                        Johnson & Johnson                          9,100      667,144
          7.625%  02-15-25                 910,000   1,105,081         Merch & Co.                                2,400      308,100
   United States Treasury Notes                                                                                           ----------
          7.125%  02-29-00                 925,000     950,582    Total Health Care                                        2,131,244
   United States Treasury Notes                                                                                           ----------
          5.875%  02-15-04               3,050,000   3,084,312    High Technology (9.4%)
   United States Treasury Notes                                        Boeing Co.                                 6,760      352,365
          5.625%  02-15-06               2,500,000   2,482,422    *    Cisco Systems, Inc.                        8,850      605,119
                                                    ----------         Computer Associates International Inc.     6,600      381,150
Total Domestic Fixed Income                                            Intel Corp.                                5,400      421,538
   (Identified Cost $9,402,631)                      9,638,249         International Business Machines            2,400      249,300
                                                    ----------    *    Microsoft Corp.                            5,800      519,100
                                                                       United Technologies Corp.                  3,700      341,556
Domestic Stock Market (49.2%)               Shares     Value           Xerox Corp.                                8,200      872,787
                                                                                                                          ----------
Basic Industry (3.4%)                                             Total High Technology                                    3,742,915
   Bemis Company                             6,800     306,850                                                            ----------
   Du Pont (EI) De Nemours                   4,600     312,800    Transportation (1.1%)
   IMC Global, Inc.                          7,000     266,438    *    AMR Corp.                                  3,000      429,562
   Nucor Corp.                               6,200     337,512                                                            ----------
   Solutia Inc.                              2,880      85,680    Utilities (1.6%)
*  Tricon Global Restaurants                 1,980      59,524         Enron Corp.                                7,000      324,625
                                                    ----------         Southern Co.                              11,300      312,869
Total Basic Industry                                 1,368,804                                                            ----------
                                                    ----------    Total Utilities                                            637,494
Capital Goods (3.3%)                                                                                                      ----------
   Corning Incorporated                      5,500     243,375    Index Options (0.4%)
   General Electric Company                 12,300   1,060,106      Purchased
                                                    ----------      S & P 500 Stock Index June
Total Capital Goods                                  1,303,481      Put @ 1085 Exp 06/20/98                          50      166,563
                                                    ----------                                                            ----------
Communications (2.2%)                                             Total Put Options on Stock Indices
   AT & T Corp.                              8,000     525,000         (Identified Cost $160,250)                            166,563
*  LCI International Inc.                    9,500     365,750                                                            ----------
                                                    ----------    Total Domestic Stocks
Total Communications                                   890,750         (Identified Cost $13,144,979)                      19,567,201
                                                    ----------                                                            ----------
                                                                  Total Domestic Securities
Consumer Cyclicals (3.3%)                                              (Identified Cost $22,707,860)                      29,205,450
*  General Nutrition Cos. Inc.               7,400     294,150                                                            ----------
*  Lear Corp.                                5,100     287,513
*  Sound Advice Inc. Warrants, Exp. 6/14/19     93           0    International Securities (23.2%)         Par Value
   Sysco Corp.                              28,000     717,500                                          (Local Currency)      Value
                                                    ----------
Total Consumer Cyclicals                             1,299,163    International Fixed Income (5.6%)
                                                    ----------
Consumer Staples (8.6%)                                                Asian Development Bank
   First Brands Corp.                       11,200     279,300                5.625%  02-18-02           (Y) 15,000,000      131,744
   Food Lion Inc. Class B                   46,000     504,563         German/Deutschland Bundsrepublk
   Hasbro Inc.                               7,800     275,438                5.250%  01-04-08            DM    250,000      138,670
   PepsiCo, Inc.                            19,800     845,213         German Federal Republic
   Philip Morris Co. Inc.                   10,300     429,381                8.375%  05-21-01            DM    210,000      126,816
   Sears Roebuck & Co.                       5,500     315,906         Government of Australia
   Tyco Intl. Ltd.                           6,900     376,912                9.750%  03-15-02            A$    150,000      115,145
   Unilever  NY Shrs                         5,400     370,575         Government of Canada
                                                    ----------                8.500%  04-01-02            C$    150,000      118,071
Total Consumer Staples                               3,397,288         Government of France
                                                    ----------                9.500%  01-25-01            FF  1,550,000      284,040
                                                                       Government of Netherlands
Energy/Resources (3.3%)                                                       8.500%  03-15-01           NLG    300,000      160,245
   Elf Aquitaine SA ADR                        300      19,425         Government of Sweden
   Kerr McGee Corp.                          5,200     361,725                13.00%  06-15-01           SEK  1,400,000      215,719
   Mobil Corp.                               6,900     528,713         Kingdom of Denmark
   Valero Energy Corp.                      12,500     417,188                8.000%  05-15-03           DKr  1,125,000      182,814
                                                    ----------         Ontario Hydro Global Bond
Total Energy/Resources                               1,327,051                10.000%  03-19-01           C$     25,000       19,849
                                                    ----------         Quebec Province
Finance (7.2%)                                                                8.625%  11-04-11        (pound)    60,000      114,961
   Banc One Corp.                            8,250     521,813
   Chase Manhattan Corp.                     6,200     836,225

                      (See "Notes to Financial Statements")
BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 1998 - CONTINUED
(Unaudited)

                                        Par Value     Value                                                         Shares     Value
International Fixed Income-Continued                            Denmark- Continued
   Republic of Germany                                               Den Danske Bank                                   300  $ 39,209
        6.875%  05-12-05             DM   200,000  $ 121,513         Novo Nordisk A/S B                                300    51,065
   Societe Nat'l. Des Chemins De Fer                                 Teledanmark A/S B                                 500    45,391
        6.750%  03-01-00            (Y) 8,000,000     66,904                                                                --------
   Tesco  Plc Mountain                                          Total Denmark                                                164,218
        7.500%  07-30-07         (pound)   30,000     53,498                                                                --------
   Treuhandanstalt                                              Finland (0.5%)
        7.750%  10-01-02             DM   175,000    106,903         Nokia Corp. ADR                                 1,800   194,288
   U.K. Treasury                                                                                                            --------
        9.750%  08/27/02         (pound)  130,000    246,468    France (1.2%)
                                                   ---------         Air Liquide L                                     121    20,506
Total International Fixed Income                                     Alcatel Alsthom CGE                               200    37,541
   (Identified Cost $2,433,485)                    2,203,360         Axa SA                                            150    15,446
                                                   ---------         CLF Dexia France                                  200    26,792
                                                                     Eaux (CIE Generale Des)                           300    48,710
International Stocks (17.6%)               Shares     Value          Eaux (CIE Generale Des) FF Wts
                                                                          Exp. 5/2/01                                  100       112
Argentina (0.3%)                                                     Eridania Beghin Say SA                            100    20,013
   Banco Frances Del Rio Plata ADR            650     19,581         Essilor Intl                                      100    33,264
   Perez Companc SA  ADR                    1,000     13,422         FranceTelecom SA                                1,000    52,745
   Telecom Argent Stet France ADR             600     21,487         LaFarge SA                                        400    34,023
   Transp. Gas Del Sur (TGS)  ADR           1,600     18,800         LaFarge SA Rts. 4/8/98                            400       523
   YPF SA  ADR                              1,600     54,400         Michelin Class B                                  300    17,910
                                                   ---------         Peugeot SA                                        150    25,856
Total Argentina                                      127,690         Promodes                                          110    52,889
                                                   ---------         Soc. Natl. Elf Aquitaine Bearer                   500    65,528
Australia (0.4%)                                                     Societe Generale Paris                            200    40,027
   Australia & NZ Bank GRP                 11,400     76,355                                                                --------
   Broken Hill Proprietary Ltd.             1,900     19,454    Total France                                                 491,885
   CSR Ltd. Ord                             4,000     13,926                                                                --------
   Lend Lease Corp. Ltd.                      850     19,842    Germany (1.2%)
   North Limited                            7,292     19,875         BASF AG                                         1,000    44,232
                                                   ---------         Bayer AG                                          500    22,751
Total Australia                                      149,452         Commerzbank AG                                    650    23,549
                                                   ---------         Deutsche Bank AG Bearer                           950    71,224
Austria (0.3%)                                                       Deutsche Telekom AG                             2,500    54,681
   Bank Austria AG                            400     27,085         Douglas Holdings AG                               500    18,628
   Creditanstalt Bankverein                   250     21,731         Ind. - Werke Karl - Aug (IWKA) AG                 110    24,090
   Evn Energy-Versorg                         150     22,089         SAP AG Pfd                                        110    46,930
   Mayr-Melnhof Karton AG                     250     17,293         Veba AG                                           850    60,601
   OMV AG                                     150     19,333         Viag AG                                            50    27,496
   VA Technologie AG                          100     15,756         Volkswagenwerk AG                                 120    93,957
                                                   ---------         Volkwagen AG Rts. 4/7/98                          120     2,180
Total Austria                                        123,287                                                                --------
                                                   ---------    Total Germany                                                490,319
Belgium (0.6%)                                                                                                              --------
   Fortis                                     162     45,012    Greece (0.4%)
   Fortis Strip                                12          1         Alpha Credit Bank                                 700    54,178
   Delhaize Le Lion NPV                       200     12,844         Attica Enterprises S.A                          1,000    14,854
   D'Ieteren Trading                          130     42,254         Ergo Bank                                         353    25,279
   Electrabel NPV                             110     28,026         Hellenic Bottling Co.                             500    14,385
   Kredietbank NPV                             80     42,988         Hellenic Telecom Org                              900    22,515
   PetroFina SA NPV                            50     18,054         Titan Cement Co.                                  300    21,915
   Tessenderlo Chemie                         360     21,610                                                                --------
   Tractebel Cap NPV                           80      8,409    Total Greece                                                 153,126
                                                   ---------                                                                --------
Total Belgium                                        219,198    Hong Kong/ China (0.6%)
                                                   ---------         CLP Holdings Ltd.                               6,000    30,123
Brazil (0.5%)                                                        Cheung Kong Holdings                            2,000    14,197
   Electrobras Pfd. ADR                     1,900     47,263    *    China Telecom Ltd.                             10,000    20,262
   Itaubanco  SA Pfd ADR                   40,000     25,680         Gold Peak Industrial                           13,000     5,998
   Petrobras ADR                              700     16,625         Gold Peak Industrial  Hldg. Wts. Exp. 12/21/25  2,600       168
   Telebras ADR                               900    116,831         HSBC Holdings                                     800    24,470
                                                   ---------         Hong Kong & China Gas                             840     1,409
Total Brazil                                         206,399         Hong Kong Electric                             14,000    48,153
                                                   ---------         Hong Kong Telecommunications                   12,000    24,780
Canada (0.5%)                                                        Hutchison Whampoa                               8,000    56,270
   Bombardier, Inc. Class B                   700     17,252         Peregrine Investment
   Canadian Imperial Bank of Commerce       1,000     34,806            Warrants Exp. 5/15/98                          800         0
*  Canadian Natural Resources                 600     12,446         Shanghai Industrial Holdings                    2,000     8,208
   Cott Corp.                               1,500     11,444         Swire Pacific Class A                           2,000    10,583
   Hudsons Bay Company Ord                  1,000     21,095                                                                --------
   Imperial Oil Ltd.                          300     16,969    Total Hong Kong/ China                                       244,621
   Quebecor, Inc. Class B                     700     14,520                                                                --------
   Telus Corp.                                500     14,591    Hungary (0.6%)
   Thomson Corp.                              600     18,774         Egis Rt                                           500    26,957
   Transcanada Pipelines Ltd.                 700     16,537         Graboplast Textil                                 850    34,589
                                                   ---------    *    Magyar Olaj-Es Gaz                              2,400    73,585
Total Canada                                         178,434         OTP Bank (Reg'd.)                                 850    43,236
                                                   ---------    **   Richter (Gedeon) GDR 144A                         500    52,375
Denmark (0.4%)                                                                                                              --------
   Aarhus Oliefabrik Class A                  300     15,490    Total Hungary                                                230,742
   Carlsberg B                                200     13,063                                                                --------

                     (See "Notes to Financial Statements")
BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 1998 - CONTINUED
(Unaudited)

                                                    Shares    Value                                                   Shares  Value
Indonesia (0.0%)                                                       Norway (0.4%)
    Bank International Indonesia Wts. Exp.1/17/00     1,812  $    21   *   Bona Shipholding Ltd.                         50  $   525
    Citra Marga Nusaphala Persad                     24,000    2,289       Elkem A/S A                                1,000   14,428
    Gudang Garam (Fgn. Reg'd.)                        2,000    2,769       Kvaerner Industrier                          400   18,048
    Kalbe Farma                                      17,000    1,867       Leif Hoegh & Co.                             600   10,466
                                                             -------       Norsk Hydro AS                             1,300   64,452
Total Indonesia                                                6,946       Orkla A/S A                                  400   40,922
                                                             -------                                                         -------
Ireland (0.3%)                                                         Total Norway                                          148,841
    Allied Irish Banks                                2,000   24,540                                                         -------
    Bank Of Ireland                                   1,500   29,656   Philippines (0.1%)
    CRH Ord                                           2,500   37,571   *   Davao Union Cement                        60,000    3,071
    Greencore Group Plc                               2,500   14,131   *   Empire East Land                          84,600    1,875
    Irish Life Plc                                    1,000    9,131       Filinvest Land Inc.                       30,900    3,384
    Smurfit (Jefferson) Plc                           2,500    7,168   *   Mondragon International                   42,000    1,485
                                                             -------       Philippine Long Distance                     600   16,702
Total Ireland                                                122,197   *   Philippine National Bank                     225      552
                                                             -------                                                         -------
Italy (0.6%)                                                           Total Philippines                                      27,069
    Eni Spa                                          10,000   68,132                                                         -------
    Fiat Spa Ord                                      5,000   20,859   Poland (0.5%)
    Instituto Nazionale Delle Assicu                 12,000   38,905       Big Bank Gdanski SA                       65,000   91,297
    Istituto Mobilaire Italiano                       2,500   40,594       Debica Series A                              600   15,639
    Telecom Italia Spa                               10,800   85,106       Elektrim SA  Bearer                        2,700   33,623
                                                             -------   *   Mostostal Export Bearer                    5,000   13,105
Total Italy                                                  253,596   *   Okocimskie Zaklady Piwowarskie             1,800   14,805
                                                             -------   *   Polifarb Cieszyn Bearer                    3,000   12,858
Japan (1.0%)                                                               Polifarb Cieszyn Rights 12/15/97           1,000    4,170
    Bank of Tokyo-Mitsubishi                          2,000   24,296   *   Stalex Port A                              2,000   15,465
    Citizen Watch Co.                                 3,000   21,821       Zaklady Piwowarski Bearer                    118   11,448
    Hokkaido Takushoku                               12,000       90                                                         -------
    Honda Motor Co.                                   1,000   35,994   Total Poland                                          212,410
    Japan Tobacco Inc.                                    2   14,938                                                         -------
    Mitsubishi Corporation                            4,000   32,695   Portugal (0.6%)
    Mitsubishi Material                               5,000    9,598   *   Banco Pinto & Sotto Mayor                  1,950   48,391
    Nippon Tel & Tel                                      4   33,295       EST Jeronimo Martins Filho Admin             600   24,678
    Promise Co.                                         850   44,044   *   Electric De Portugal Spon ADR              1,100   51,425
    Sankyo Co. Ltd.                                   2,000   55,491   *   Mundial Confianca                            750   24,255
    Sony Corp.                                          500   42,368       Portugal Telecom Spon. ADR                 1,450   76,034
    Sumitomo Electric Industries                      2,000   25,796       Somague - SGPS                             2,340   27,799
    Tohoku Electric Power                             1,500   22,496                                                         -------
    Tokyo Broadcasting                                1,000   11,473   Total Portugal                                        252,582
    Uniden Corp.                                      2,000   19,197                                                         -------
                                                             -------   Singapore (0.3%)
Total Japan                                                  393,592   *   Creative Technology Ltd.                     700   15,430
                                                             -------       Development BK of Singapore A Shares         300    2,192
Malaysia (0.3%)                                                            Development BK of Singapore Rts. 5/4/98      600    1,226
    Commerce Asset Holdings Berhad                   17,000   14,852       Development BK of Singapore                3,000   21,919
    Genting Berhad                                    7,000   24,038       Jardine Strategic                          3,000    8,220
    Public Bank Berhad                               28,800   17,011       Overseas Chinese Bank (Fgn. Reg'd.)        1,200    6,762
    Sime Darby Herhad                                11,000   12,330       Singapore Airlines Ltd.                    1,000    7,121
    Telekom Malaysia                                 10,000   34,615       Singapore Telecom                         23,000   40,446
    Tenaga Nasional                                   4,000   10,110       United Overseas Land
    United Engineers                                  6,000    7,022          Wts. Exp. 5/28/01                         450       85
                                                             -------   *   Want Want Holdings                         8,400    9,912
Total Malaysia                                               119,978                                                         -------
                                                             -------   Total Singapore                                       113,313
Mexico (0.5%)                                                                                                                -------
    Alfa SA de CV Class A                             2,200   12,423   Spain (0.8%)
*   Cemex SA ADR                                      1,300   14,422       Aceralia SA                                2,500   35,188
    Cifra SA de CV ADR                                1,116   19,669       Acerinox SA                                  100   16,412
*   Empressa La Moderna ADR                             700   13,912       Autopistas Cesa                              551    9,124
    Fomento Economico Mexicano (Femsa) B              3,500   25,434       Banco Bilbao Vizcaya (Fgn. Reg'd.)         1,200   56,326
**  Grupo Indl. Maseca SA ADR 144A                      500    5,750       Banco De Santander (Fgn. Reg'd.)             900   44,824
*   Grupo Televisa GDR Rep 144A                         300   10,987       Endesa                                     2,000   48,085
    Kimberly Clark de Mexico SA ADR Class A             600   15,300       Iberdrola SA                               1,600   24,303
    Telefonos de Mexico ADR                           1,100   62,013       Repsol SA                                    500   25,507
                                                             -------       Tabacalera SA Series A                       100   11,222
Total Mexico                                                 179,910       Telefonica de Espana SA                    1,000   44,072
                                                             -------                                                         -------
Netherlands (2.1%)                                                     Total Spain                                           315,063
    ABN Amro Hldgs NV                                 1,000   23,073                                                         -------
*   Baan Co NV                                          500   23,912   Switzerland (0.9%)
    Fortis Amev NV                                      500   29,501       Clariant AG  (Reg'd.)                         50   53,952
    ING Groep                                         1,350   76,608       Credit Suisse Group (Reg'd.)                 320   64,021
    Koninklijke Numico NV                             1,100   39,521       Nestle AG (Reg'd.)                            30   57,324
    OCE - Van Der Grinten NV                            100   14,381       Novartis AG  (Reg'd.)                         86  152,199
    Philips Electronics                                 500   36,696       Swiss Bank Corp.  (Reg'd)                    100   35,225
    Royal Dutch Petroleum Co.                         9,200  522,298                                                         -------
*   Samas-Groep NV                                      300   17,628   Total Switzerland                                     362,721
    Van Ommeren (Koninklijke)                           300   12,678                                                         -------
    Verenigd Bezit VNU                                1,000   34,202
                                                             -------
Total Netherlands                                            830,498
                                                             -------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 1998 - CONTINUED
(Unaudited)

                                                                Shares         Value
United Kingdom (1.7%)
       Abbey National                                            1,800     $    34,754
       Anglian Water Plc                                         2,000          31,314
       BAA Group                                                 2,100          20,554
       BG Plc                                                    4,411          22,898
       British Petroleum Plc                                     2,500          35,982
       Britist Steel                                            20,000          47,473
       British Telecom Plc                                       8,600          93,391
       General Accident Plc                                      2,000          49,399
       General Electric Company Plc                              3,500          27,678
       Great Universal Stores Plc                                3,600          44,670
       Ladbroke Group                                            6,500          36,409
       Mirror Group Plc                                         13,600          44,068
       Prudential Corp.                                          1,800          26,480
       Royal Bank of Scotland Group                              5,300          82,184
       Smithkline Beecham                                        3,564          44,910
       Unigate Plc                                               4,000          48,562
                                                                           -----------
Total United Kingdom                                                           690,726
                                                                           -----------
Total International Stocks
    (Identified Cost $4,303,902)                                             7,003,101

Total International Securities
    (Identified Cost $6,737,387)                                             9,206,461


    (Identified Cost $29,445,247)                                           38,411,911

Total Investments: 96.6%
    (Identified Cost $29,445,247)                                           38,411,911

Covered Call Options Written: (0.2%)
    S & P 500 Stock Index June Put @ 1005 Exp 06/20/98
    (Proceeds $64,748)                                              50         (78,437)

Other Assets less Liabilities: 3.6%                                          1,437,708
                                                                           -----------

Net Assets: 100.0%                                                         $39,771,182
                                                                           ===========

                                Currency Legend:

             A$    - Australian Dollar   DM    - German Mark
         (pound)   - British Pound       (Y)   - Japanese Yen
             C$    - Canadian Dollar     NLG   - Netherlands Guilders
             DKR   - Danish Kronar       SEK   - Swedish Krona
             FF    - French Franc

--------------------------------------------------------------------------------

*    Non-income producing security.

**   Exempt from  registration  under Rule 144A of the  Securities  Act of 1933.
     These securities may resold in transactions exempt from registration, normally to qualified institutional buyers. On March 31, 1998, these securities were valued at $69,112 or 0.17% of net assets.

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998
Unaudited

-------------------------------------------------------------------------------------------------
Assets

Investments, at value
      (Identified cost $29,445,247)                                                 $ 38,411,911
Cash                                                                                   1,438,291
Receivables:
      Portfolio securities sold                                     $    411,750
      Dividend, interest and recoverable foreign taxes receivable        181,123
      Unrealized gain on forward currency contracts open (Note 5)         21,780         614,653
Prepaid expenses                                                    ------------          23,169
                                                                                    ------------
      Total assets                                                                    40,488,024
                                                                                    ------------

Liabilities

Payables:
      Portfolio securities purchased                                     532,137
      Covered call options written, at value (proceeds $64,748)           78,438         610,575
Accrued management fees (Note 3)                                    ------------          30,762
Other accrued expenses                                                                    75,505
                                                                                    ------------
      Total liabilities                                                                  716,842
                                                                                    ------------

Net assets (equivalent to $13.83 per share, representing
      the offering and redemption price for 2,875,560
      shares outstanding, unlimited number of shares authorized)                    $ 39,771,182
                                                                                    ============

Net assets consist of:
      Capital paid in                                                               $ 30,926,991
      Accumulated overdistributed net investment income                                  (72,366)
      Accumulated net realized loss on investments
         and foreign currency transactions                                               (56,734)
      Unrealized appreciation on:
         Investments                                                $  8,952,975
         Foreign currency                                                 20,316       8,973,291
                                                                    ------------    ------------
                                                                                    $ 39,771,182
                                                                                    ============

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1998
Unaudited

------------------------------------------------------------------------------------
Investment Income
      Dividends (net of foreign taxes withheld of $4,460)                 $  148,527
      Interest (net of foreign taxes withheld of $517)                       395,635
                                                                          ----------
                                                                             544,162

Expenses
      Advisory fees                                          $  177,288
      Custodian fees                                             71,959
      Audit and legal fees                                       39,644
      Transfer agent fees                                        19,164
      Administrative fees                                        16,260
      Trustees' fees and expenses                                 9,154
      Registration fees                                           3,393
      Insurance                                                   2,164
      Miscellaneous expenses                                      5,390
                                                             ----------
         Total expenses                                                      344,416
                                                                          ----------

         Net investment income                                               199,746
                                                                          ----------


Realized and Unrealized Gain (Loss)
      on Investments and Foreign Currency

      Net realized gain on investments                                       661,293
      Net change in unrealized gain on investments                         2,470,062
                                                                          ----------

         Net gain on investments                                           3,131,355
                                                                          ----------

      Net realized gain on foreign currency                                   49,860
      Net change in unrealized  gain on foreign currency
         and foreign currency denominated assets and
         liabilities                                                          32,951
                                                                          ----------

         Net gain on foreign currency                                         82,811
                                                                          ----------

         Net gain on investments and foreign currency                      3,214,166
                                                                          ----------
       FOREIGN CURRENCY
      Net increase in net assets resulting from operations                $3,413,912
                                                                          ==========

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------------------------------------
                                                                      For the six months
                                                                     ended March 31, 1998   For the year ended
                                                                         (Unaudited)        September 30, 1997
                                                                         -----------        ------------------
Increase (Decrease) in Net Assets

Operations:
      Net investment income                                             $    199,746           $    689,032
      Net realized gain on investments                                       661,293              2,096,865
      Net unrealized gain on investments                                   2,470,062              3,428,514
      Net realized gain on foreign currency                                   49,860                255,932
      Net unrealized (loss) on foreign currency and
         foreign currency denominated assets and liabilities                  32,951                (46,020)
                                                                        ------------           ------------

      Net increase resulting from operations                               3,413,912              6,424,323
                                                                        ------------           ------------

Distributions to shareholders:
      From net investment income                                            (535,160)            (1,145,896)
      From net realized gains                                             (2,829,561)            (3,707,053)
                                                                        ------------           ------------

      Total distributions                                                 (3,364,721)            (4,852,949)
                                                                        ------------           ------------

Fund share transactions:
      Proceeds from shares sold                                              511,076                815,065
      Net asset value of shares issued on
         reinvestment of distributions                                     3,021,425              4,298,913
      Cost of shares redeemed                                             (1,281,641)            (5,780,476)
                                                                        ------------           ------------

      Net increase (decrease) resulting from
         Fund share transactions                                           2,250,860               (666,498)
                                                                        ------------           ------------

      Net increase                                                         2,300,051                904,876


Net Assets
      Beginning of period                                                 37,471,131             36,566,255
                                                                        ------------           ------------
      End of period (including undistributed (overdistributed)
         net investment income of ($72,366) and
         $263,048, respectively)                                        $ 39,771,182           $ 37,471,131
                                                                        ============           ============

Number of Fund Shares
      Sold                                                                    38,104                 62,408
      Issued on reinvestment of distributions                                239,138                345,801
      Redeemed                                                               (95,798)              (444,142)
                                                                        ------------           ------------

      Net increase (decrease)                                                181,444                (35,933)
                                                                        ============           ============

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------
For a share outstanding throughout the period:


                                              For the six-months             Year Ended September 30,
                                             ended March 31, 1998------------------------------------------------
                                                  (Unaudited)       1997     1996      1995      1994       1993
                                                  -----------       ----     ----      ----      ----       ----
Net Asset Value, Beginning of Period                $  13.91     $  13.39  $ 13.20   $ 12.01   $  12.68   $ 10.93
                                                    --------     --------  -------   -------   --------   -------

   Income from Investment Operations:

      Net Investment Income                            0.08         0.40(1)   0.31      0.38(1)   0.26(1)    0.39

      Net Realized/Unrealized Gain (Loss) on
          Securities and Foreign Currency              1.09         1.92      0.96      1.13     (0.66)      1.66
                                                    --------     --------  -------   -------   --------   -------

      Total from Investment Operations                 1.17         2.32      1.27      1.51     (0.40)      2.05
                                                    --------     --------  -------   -------   --------   -------

   Less Distributions:

      From Net Investment Income                      (0.20)       (0.42)    (0.32)    (0.26)    (0.05)     (0.30)

      From Net Realized Gains                         (1.05)       (1.38)    (0.76)    (0.06)    (0.22)      --
                                                    --------     --------  -------   -------   --------   -------

      Total Distributions                             (1.25)       (1.80)    (1.08)    (0.32)    (0.27)     (0.30)
                                                    --------     --------  -------   -------   --------   -------

   Net Asset Value, End of Period                   $ 13.82      $ 13.91   $ 13.39   $ 13.20   $ 12.01    $ 12.68
                                                    ========     ========  =======   =======   ========   =======

   Total Return                                        9.32%(4)    19.14%    10.09%    12.83%    (3.18%)    19.05%

   Ratios/Supplemental Data:

      Net Assets, End of Period (000's)             $39,771      $37,471   $36,566   $40,688   $46,047    $49,584

      Ratio of Expenses to Average Net Assets          1.85%(3)     1.84%     1.99%     1.85%     1.82%      1.70%

      Ratio of Net Investment Income to
         Average Net Assets                            1.07%(3)     1.87%     2.09%     2.97%     2.03%      2.88%

      Portfolio Turnover Rate                            27%          66%       68%      166%      137%        96%

      Average Commission Rate Paid(2)               $0.0340      $0.0347   $0.0344       --        --          --

--------------------------------

1. Net investment income per share has been computed before adjustments for book/tax differences.

2. Represents average commission rate paid per share on purchases and sales of equity securities by the Fund, as computed under SEC rule effective with the Fund's 1996 fiscal year. Prior period rates have not been presented as permitted by the rule.

3.   Annualized.

4.   Not annualized.

                     See ("Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS
Unaudited
--------------------------------------------------------------------------------


Note 1 - Summary of Significant Accounting Policies
Bailard,  Biehl & Kaiser  Diversa  Fund (the  "Fund") is the sole  series of the
Bailard, Biehl & Kaiser Fund Group, which was organized as a Massachusetts business trust in August 1986 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following significant accounting policies are followed by the Fund in the preparation of its financial statements and are in conformity with generally accepted accounting principles.

Security Valuation
Each listed investment security is valued at the closing price reported by the principal securities exchange on which the issue is traded or, if no sale is reported, the mean of the closing bid and asked prices. Securities which are traded over-the-counter are normally valued at the mean of the closing bid and asked prices quoted by major dealers of such securities, or, in the absence of such prices, as determined in good faith by, or under procedures determined by, the Trustees of the Fund. Short-term obligations with a maturity of 60 days or less are valued at amortized cost which approximates market.

The Fund's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries in which the securities are offered or the issuers conduct their operations. It is the Fund's policy to continuously monitor exposure to these risks.

Foreign Currency
Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values at the mean of the bid and offer price of such currency against U.S. dollars last quoted on the valuation date. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.

The Fund includes foreign exchange gains and losses from dividends and interest receivable and other foreign-currency denominated payables and receivables in realized and unrealized gain (loss) on foreign currency. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are included with net realized and unrealized gain (loss) on investments.

Forward Foreign Currency Exchange Contracts
In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to sell foreign currencies to hedge certain foreign currency assets. All commitments are "marked-to-market" daily at the applicable translation rates supplied by a quotation service and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Fund records realized gains or losses at the time the forward contract is settled. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Options
The Fund may purchase and write call and put options on foreign currencies and stock indices. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which are exercised or closed are offset against the proceeds or amounts paid on the transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying currencies or indices may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the currency or indices underlying the written option.

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS - (Continued)
Unaudited
--------------------------------------------------------------------------------


Transactions in covered put options written by the Fund for the six months ended March 31, 1998, were as follows:

                                                 Number of      Premiums
                                                 Contracts      Received
                                                 ---------      --------

          Outstanding at beginning of period             0       $     0
          Written                                       50        64,748
          Closed or assigned                             0             0
                                                   -------       -------

          Outstanding at end of period                  50       $64,748

The Fund may also purchase put and call options. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. The risk associated with purchasing a put and call option is limited to the premium paid.

The Fund follows the following procedures when valuing options. For all options other than index options, the value is the last sale price on the exchange on which they are listed, unless no sales of such options have taken place on that day, in which case they will be valued at the mean between their closing bid and asked prices. Exchange traded index options are valued at the last sale price only if that price falls on or between the closing bid and asked prices on that day. If the last sale price falls outside of the range of the closing bid and asked prices, or if there has been no sale that day, then the index option will be valued using the mean of the closing bid and asked prices.

Federal Income Taxes
The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision is made for Federal income taxes.

Paid in capital, undistributed net investment income and undistributed realized net gain have been adjusted for permanent book-tax differences. Reclassifications between undistributed net investment income and undistributed realized net gain arose principally from differing book and tax treatments for foreign currency transactions.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other
Investment security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date or when the Fund first becomes aware of such dividends. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date.

The Fund uses the identified cost method for determining realized gain or loss on investments.

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS - (Continued)
Unaudited
--------------------------------------------------------------------------------


Note 2 - Purchases and Sales of Securities
For the six months ended March 31, 1998, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $8,731,287 and $7,218,967, respectively. Purchases and sales of U.S. Government obligations aggregated $1,565,625 and $2,326,172, respectively.

Note 3 - Management Fee and Other Transactions with Affiliates
The Fund has an Investment Advisory and Management Agreement with Bailard, Biehl & Kaiser, Inc. (the Advisor). The Agreement requires the payment of a monthly fee computed on an annual basis as follows:

     .95% of the first $75,000,000 of the average daily net assets of the Fund; .80% on the next $75,000,000;
     .65% on amounts in excess of $150,000,000.

As approved by the Trustees, the Fund has entered into an agreement with its custodian, Brown Brothers Harriman & Co. ("BBH & Co."), whereby brokerage commissions charged on U.S. equity trades executed through BBH & Co. are available to offset custody transaction charges. For the six months ended March 31, 1998, there were no such credits. In addition, the Fund did not receive any other credits which reduced its expenses for the six months ended March 31, 1998.

Each outside Trustee is compensated by the Fund at the rate of $4,000 per year plus an attendance fee of $666 for each Trustees' meeting attended and related travel expenses.

Note 4 - Unrealized Appreciation (Depreciation) on a Tax Basis
Unrealized appreciation (depreciation) at March 31, 1998 based on cost of securities of $29,445,247 for federal income tax purposes, consists of the following:

            Gross unrealized appreciation               $ 9,552,765
            Gross unrealized depreciation                  (586,101)
                                                        -----------

            Net unrealized appreciation                 $ 8,966,664
                                                        ===========

Note 5 - Forward Foreign Currency Contracts
At March 31, 1998, the Fund had entered into forward foreign currency contracts which obligated the Fund to exchange currencies at specified future dates. At the maturity of a forward contract, the Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due to the Fund under the contracts, including contracts which have been offset but remained unsettled, has been netted against the forward value of the currency to be delivered by the Fund and the remaining amount is shown as payable for forward currency contracts in the financial statements. Open forward foreign currency exchange contracts outstanding at March 31, 1998 were as follows:

                                                                Unrealized
       Currency                   Currency       Delivery     Appreciation
     Receivable                Deliverable           Date    (Depreciation)
     ----------                -----------           ----    --------------

     $   92,742       (Y)       11,314,500       05/12/98       $    7,270
         28,362       ITL       51,022,500       05/26/98              364
         48,520       A$            72,743       05/29/98              348
         71,865       DKr          495,150       06/03/98            1,403

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS - (Continued)
Unaudited
--------------------------------------------------------------------------------


Note 5 - Continued

                                                                Unrealized
       Currency                   Currency       Delivery     Appreciation
     Receivable                Deliverable           Date    (Depreciation)
     ----------                -----------           ----    --------------

        470,734       DM           858,573       06/10/98           4,654
        174,785       FF         1,068,114       06/10/98           1,675
        143,132      (pound)        86,276       06/17/98            (931)
         29,301       NLG           59,715       06/17/98             517
         42,817       SEK          337,825       06/17/98             544
        266,894       DM           483,505       06/18/98           4,307
         70,922       C$           100,425       06/23/98             (90)
        159,410       DKr        1,106,940       06/23/98           1,719
                                                                ---------

                                                                $  21,780
                                                                =========


                                Currency Legend:

      A$    - Australian Dollar               ITL    - Italian Lira
      C$    - Canadian Dollar                 NLG    - Netherlands Guilder
      DKr   - Danish Kroner                   SEK    - Swedish Krona
      DM    - German Mark                  (pound)   - British Sterling
      FF    - French Franc                    (Y)    - Japanese Yen